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                              PROSPECTUS SUPPLEMENT
                 FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY


                   SEPARATE ACCOUNT VA-K (ALLMERICA ADVANTAGE)
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997

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Effective October 1, 1997 the following paragraph is added under "7.
WITHDRAWALS" on page P-3 of the Profile:

    You may also withdraw all or a portion of your money without a surrender charge if, after the contract is issued and before age 65, you become disabled. Under New York Contracts, the disability also must exist for a continuous period of at least 4 months. In addition, except in New York where not permitted by state law, the surrender charge will be waived if, after the contract is issued, you are diagnosed with a fatal illness or confined in a medical care facility until the later of one year from the issue date or 90 days. For details and restrictions, see "Reduction or Elimination of Surrender Charge."

The last paragraph under "WHAT IF I NEED MY MONEY BEFORE MY ANNUITY PAYOUT PHASE BEGINS?" on page 8 of the Prospectus is amended to read in its entirety as follows:

    You may also withdraw all or a portion of your money without a surrender charge if, after the Contract is issued and before age 65, you become disabled. Under New York Contracts, the disability also must exist for a continuous period of at least 4 months. In addition, except in New York where not permitted by state law, the surrender charge will be waived if, after the Contract is issued, you are diagnosed with a fatal illness or confined in a medical care facility until the later of one year from the issue date or 90 days. For details and restrictions, see "Reduction or Elimination of Surrender Charge."

The first paragraph under "REDUCTION OR ELIMINATION OF SURRENDER CHARGE" on page 36 of the Prospectus is amended to read in its entirety as follows:

    The Company will waive the contingent deferred sales charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the issue date of the Contract and before attaining age 65. Under New York Contracts, the disability also must exist for a continuous period of at least 4 months. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense.
    In addition, except in New York where not permitted by state law, the Company will waive the contingent deferred sales charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is:
    (1) admitted to a medical care facility and remains confined there until the later of one year after the issue date or 90 consecutive days or
    (2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract.

The last sentence under the second paragraph of "APPENDIX C, DIFFERENCES UNDER THE EXECANNUITY PLUS VARIABLE ANNUITY" is deleted and replaced by the following: "Note: only the disability waiver is available in New York under A3025-96GRC."

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Supplement Dated September 23, 1997